UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                        Date of Report (Date of earliest event reported):         July 13, 2018

ITRONICS INC.

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                                                                                                             Texas                                                                    33-18582                                                                       75-2198369

                                                                                             (State or other jurisdiction                                               (Commission File                                                                   (IRS Employer

                                                                                             of incorporation)                                                                    Number)                                                                       Identification No.)

6490 So. McCarran Boulevard, Building C, Suite 23 Reno, Nevada              89509

                 (Address of Principal Executive Offices)                                       Zip Code

Registrant’s telephone number, including area code: (775) 689-7696

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01: Other Events

As of June 30, 2018, the Company had 14,317,468 common shares issued and outstanding, compared to 12,952,879 as of December 31, 2017, an increase of 1,364,589 shares.

As of June 30, 2018, the closing stock price was $0.498 per share, resulting in a market cap of $7,130,099, compared to a closing stock price at December 31, 2017 of $0.3399 and a market cap of $4,402,684, an increase of $2,727, 415.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ITRONICS INC.

(Registrant)

Date: July 16, 2018                                                                                                                                                                      By: /S/ John W. Whitney

                                                                                                                                                                                                            John W. Whitney

                                                                                                                                                                                                            President, Treasurer and Director

                                                                                                                                                                                                            (Principal Executive and Financial

                                                                                                                                                                                                            Officer)